Accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2022
Accounting judgments, estimates and assumptions
Accounting judgments, estimates and assumptions

4.   Accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the reporting dates and the reported amounts of revenues and expenses during the reporting periods. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key areas of estimation uncertainty and critical judgments

Key judgments and estimates reflected in the Group’s financial statements include:

●	Revenue recognition: categorization of in-game purchases between durable and consumable and determination of their periods of usage.
●	Revenue recognition: estimation of the average playing period of our users and estimation of the remaining lifespan of the games.
●	Measurement of cost associated with share-based payments.
●	Uncertain tax positions - indirect taxes.
●	Classification and measurement of share warrant obligation.
●	Measurement of intangible assets recognized in business combination.
●	Measurement of the financial instruments issued as part of the investment in associates.
●	Accounting for SPAC transaction.

In the process of applying the Group’s accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Revenue recognition

The approach to in-game purchases, consumable and durable items

The satisfaction of our performance obligation is dependent on the nature of the virtual item purchased and as a result, we categorize our virtual items as either consumable or durable.

●	Consumable virtual items represent items that can be consumed by a specific player action. They can, for example, instantly refill certain stats like mana or health points or be used to skip cooldowns. Common characteristics of consumable virtual items are that they are no longer displayed on the player’s game board after a short period of time (usually within few days since the date of purchase), do not provide the player any continuing benefit following consumption (they cannot be used to improve the character), and often enable a player to perform an in-game action immediately. For the sale of consumable virtual items, we recognize revenue at a point in time.
●	Durable virtual items represent items that enhance player’s character or game inventory set over a certain period of time (e.g. that increase player hero’s power in Hero Wars game or enhance an island’s buildings in our Island Experiment game). These items are accessible to the player over an extended period of time or can be exchanged or used for obtaining different items or levels in the games, which in turn are associated with the players character for an extended period of time (e.g. “stars” influencing the specific hero power in the game). Considering the complexity of the gameplay, great variety of in-game items and different behavioural patterns of players on different levels of character development, it is impracticable to estimate the useful life of in-game items. Therefore, we recognize the revenue from the sale of durable virtual items rateably over the average playing period of players for the applicable game (player’s lifespan), which represents our best estimate of the average life of the durable virtual item. We use this approach for substantially all of our revenue.

To separately account for consumable and durable virtual items, the Company specifically identifies each purchase for the majority of virtual items purchased in our games whether it relates to a durable or consumable item. The players may also purchase within the game virtual currencies which they may use in the future. For those purchases, the Company splits the amounts between consumable and durable items proportionately to the majority of distributed items and relying on expertise in resource content analysis of our games.

Estimate of players lifespan

Since January 1, 2020 we determine the estimated weighted average playing period of payers by game on a quarterly basis (on an annual basis in 2019), beginning at the time of a player’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyse the entire population of payers who made in-game payments in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyse the dates that each payer last logged into that game. We determine a player to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date for the majority of platforms/games. Based on the actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population.

We use a statistical estimation model to arrive at the average playing period of the paying users for each platform. As at December 31, 2022, 2021 and 2020 player lifespan for Hero Wars averages 28, 25 and 23 months respectively.

The estimated player lifespan in our other games as at December 31, 2022, 2021 and 2020 averages 14 months, 25 months and 34 months respectively.

In our core game Hero Wars a significant portion of our revenues is produced by a relatively low percentage of our users, which pay substantially higher dollar amounts for in-game virtual items as compared to the average payment per user and tend to have substantially longer playing periods as compared with average playing periods for the entire population. Moreover, the average playing periods may differ substantially among different platforms, through which we distribute our games. To account for these aspects, we estimate the average playing periods separately for each platform as soon as we have the indicators that the average playing periods for a particular platform may differ from the average periods for other platforms and adjust the average playing periods by assigning greater weight to higher spending payers versus average payers in the population. We use the Kaplan-Meyer survival model to arrive at the average playing period of the paying users for each platform.

Key factors of estimation uncertainty

We expect that in future periods, there may be changes in the mix of consumable and durable virtual items offered and sold, reduced virtual item sales in certain existing games, changes in estimates of the average playing period of players and/or changes in our ability to make such estimates. When such changes occur, and in particular if more of our revenue in any period is derived from durable virtual items or the estimated average playing period of payers increases on average, the amount of revenue that we recognize in a current or future period may be reduced, perhaps significantly. Conversely, if the estimated average playing period of payers decreases on average, the amount of revenue that we recognize in a current or future period may be accelerated, perhaps significantly, and we would disclose the effects of such changes in our consolidated financial statements.

The length of the lifespan depends on the players’ behaviours which vary across different game titles and across different platforms, where lifespans for social and web platforms tend to be longer than for mobile platforms. The length of the lifespans may also depend on the maturity of the game title and our ability to allocate necessary financial and intellectual resources to implement relevant strategies for player attraction and retention.

When a new game is launched and only a limited period of payer data is available for our analysis, then we need to consider other factors to determine the estimated average playing period of payers, such as the estimated average playing period of payers for our other game titles with similar characteristics and review of externally available information, including industry peers.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in proportion between durable and consumable items and to change in estimated player’s lifespan. Below is the analysis of sensitivity to these parameters:

●	While other parameters remain constant, an increase/decrease of the share of durable items in total payments by 10% would decrease/increase reported revenues for 2022 and respectively increase/decrease deferred revenue balance as at December 31, 2022 by 23,789/23,795.
●	While other parameters remain constant, an increase/decrease of the share of consumable items in total payments by 10% would increase/decrease reported revenues for 2022 and respectively decrease/increase deferred revenue balance as at December 31, 2022 by 6,757.
●	While other parameters remain constant, an increase in the estimated lifespans applied in 2022 by 10% would decrease reported revenues for 2022 and respectively increase deferred revenue balance as at December 31, 2022 by 33,760.
●	While other parameters remain constant, a decrease in the estimated lifespans applied in 2022 by 10% would increase reported revenues for 2022 and respectively decrease deferred revenue balance as at December 31, 2022 by 38,659.

Measurement of cost associated with share-based payments

Share-based payments included expenses incurred under share options granted in 2021 and earlier. See also Note 30 below for more details.

Management estimates the fair value of certain share options at the date of grant using the Black-Scholes-Merton pricing model. The fair value of complex share options granted in 2019 was calculated as fair value of 100% share capital of Company (Equity Value – “EV”) at grant date adjusted for the discount for lack of marketability (DLOM) and multiplied by the respective share of ownership of the respective tranche. The EV was estimated based on comparable companies’ EV/OCI multiples. Monte-Carlo Simulation method was used to estimate the probability of meeting the non-market performance conditions, which was used for determination of the number of instruments expected to vest.

The amount of expense is sensitive to the number of awards, which are expected to vest, taking into account estimated forfeitures. Below is the discussion of each of these estimates:

Assumptions used in Black-Scholes-Merton model

Expected life

The Company does not have sufficiently long history to determine the time the option holders will hold the options. Therefore, for the options granted in 2019 and earlier the Company used the expected term as the contractual term of each option tranche for stock option plan. For the options granted in 2020 the Company determined the expected term based on the expected dates of certain events, which influence the vesting of the options. For the options granted in 2021 the Company determined the expected term based on the average of vesting and expiration dates.

Expected volatility

Since the Company’s shares have a short trading history, there is no extensive data on the Company’s share price volatility. The volatility for options valuation was defined based on the historical volatility of comparable public companies in a similar industry over a period, which approximates the expected life of option tranches.

Risk-free interest rates

Risk-free interest rates are based on the implied yield available in the US treasury bonds at the date of valuation with a remaining term approximating the expected life of the option award being valued.

Expected dividend yield

The Group set a dividend yield based on historical payout and management’s best expectation for dividends distribution.

Fair value of the underlying shares

The fair value of the underlying shares at the dates before the Transaction was estimated on the basis of valuations of the Company’s peer group multiples and, at the dates close to the Transaction at the anticipated share price in the Transaction, adjusted for the lack of marketability of the Company’s shares if required. The peer group companies were determined based on several factors including, but not limited to industry (primarily gaming companies), similar size and availability of the financial information.

The fair value of the Company’s underlying shares after the Transaction was determined based on their market price at the grant date.

Estimated forfeitures

Management used a forfeiture rate of zero as there is no history of attrition among key personnel and management at the dates of share option grants. Subsequently, if the actual forfeiture rate is higher, the actual amount of related expense will be lower.

Assumptions used in Monte-Carlo simulation

Vesting of the complex options granted in 2019 was tied to reaching certain net income targets. Estimated future net income is determined using an expected equity value and Price/Earnings multiple based on peer historical data. Expected equity value is modelled using Monte-Carlo simulation based on the assumptions of price change in line with Geometric Brownian Motion (GBM). The model runs simulations to define the equity value for the given contractual term, based on input parameters (see below). Based on simulation results target net income is defined through a proxy indicator (net income to equity value based on peer historical data). The expected payout is calculated based on results of future net income estimation and performance condition for each simulation separately. The proportionate share of all dividends distributed during the option’s exercise period are included in the total payout calculation. The amount of simulations performed were 10,000.

The assumptions used to setup the model are as follows:

●	The relation of net income to equity value is defined through proxy EV/EBITDA multiple;
●	Dividends accrued and paid are continuous;
●	Risk-free return rate is continuous;
●	Equity value is modelled through GBM and risk-neutral valuation.

Dividend protection feature

The dividend protection feature included into certain option agreements is accrued if it considered likely to be effected based on the management’s best estimate as of the reporting date.

Accounting treatment of share-based payments where the Group has a choice to settle in cash or equity

The Group determines the accounting treatment of the options based on whether the Group has a present obligation to settle in cash or equity.

Modifications may sometimes alter the manner of settlement; as a result, a share-based payment that was classified as equity settled at grant-date may be modified to become cash-settled, or vice versa. The modification-date fair value of the original share-based payment may increase, decrease or remain equal compared with its grant-date fair value. In addition, the terms of the modified share-based payment may grant incremental fair value to its recipient.

Change from cash-settled to equity-settled arising from modification

A change from cash-settled to equity-settled arising from a modification would occur if, for example, a new equity-settled share-based payment arrangement is identified as a replacement of a cash-settled share-based payment arrangement. At the modification date the Group:

– derecognizes the liability for the cash-settled share-based payment;

– measures the equity-settled share-based payment at its fair value as at the modification date and recognizes in equity that fair value to the extent that the services have been rendered up to that date; and

– immediately recognizes in profit or loss the difference between the carrying amount of the liability and the amount recognized in equity.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in volatility. Below is the analysis of sensitivity to this parameter:

●	While other parameters remain constant, an increase of volatility by 10% would increase the fair value of share-based payments reserve as at December 31, 2022 by 286,084.
●	While other parameters remain constant, a decrease of volatility by 10% would decrease the fair value of share-based payments reserve as at December 31, 2022 by 291,952

Another key assumption is a risk-free rate that is derived from the Bloomberg system applied without modifications, below is the analysis of sensitivity to this parameter:

●	While other parameters remain constant, an increase of risk-free rate by 10% would increase the fair value of share-based payments reserve as at December 31, 2022 by 20,826.
●	While other parameters remain constant, a decrease of risk-free rate by 10% would decrease the fair value of share-based payments reserve as at December 31, 2022 by 20,783.

Uncertain tax positions - indirect taxes

Accounting for the tax uncertainties involves a significant judgment in respect of both assessment of the likelihood of the realization of the tax uncertainties and estimation uncertainty in their quantification/measurement.

The Group disclosed possible and accrued probable risks in respect of non-income tax uncertain tax positions. Management estimates the amount of risk based on its interpretation of the relevant legislation, in accordance with the current industry practice and in conformity with its assessment of the likelihood, which require considerable judgment (Note 21).

Classification and measurement of share warrant obligation

Upon completion of the Transaction on August 26, 2021, each outstanding warrant to purchase Kismet’s ordinary shares was converted into a warrant to acquire one ordinary share of the Company, at a price of US$ 11.50 per share. A total of 20,250,000 Kismet warrants were converted into 20,249,993 warrants of the Company, 13,499,993 of which are public and 6,750,000 of which are private.

The Company accounts for the warrants in its financial statements as a liability in accordance with IAS 32 - Financial Instruments: Presentation and IFRS 9 - Financial Instruments, based on the fact the fixed-for-fixed criteria is not met. This is due to the fact that, as soon as certain conditions are met, investors can exercise their warrants on a cashless basis according to make-whole table, where warrants are exchanged into a fractional number of shares depending on the stock price at time of redemption and remaining time to warrant expiration. The warrants are initially recorded at fair value and then remeasured at each reporting date until exercised or expired, with any change in fair value to be recognized in profit or loss within the line Change in fair value of share warrant obligation and other financial instruments.

Management exercised judgment in applying Monte-Carlo simulation for the purpose of estimating fair value of Private Warrants and, in 2022, for the Public Warrants as well, as there was no active market for the Public Warrants in 2022. For the key assumptions of the model see Note 22.

Sensitivity to input parameters

Our estimates are sensitive to certain input parameters, particularly to change in volatility, starting share price (estimated using the methods described in Note 22) and the risk-free rate. Below is the analysis of the estimate’s sensitivity to reasonably possible changes in these parameters:

Volatility:

●	While other parameters remain constant, an increase of volatility by 10% would increase the fair value of public and private warrants as at December 31, 2022 by 3,235.
●	While other parameters remain constant, a decrease of volatility by 10% would decrease the fair value of public and private warrants as at December 31, 2022 by 2,187.

Starting share price:

●	While other parameters remain constant, an increase of starting share price by 10% would increase the fair value of public and private warrants as at December 31, 2022 by 2,168.
●	While other parameters remain constant, a decrease of starting share price by 10% would decrease the fair value of public and private warrants as at December 31, 2022 by 2,078.

Risk-free rate:

●	While other parameters remain constant, an increase of risk-free rate by 10% would increase the fair value of public and private warrants as at December 31, 2022 by 154.
●	While other parameters remain constant, a decrease of risk-free rate by 10% would decrease the fair value of public and private warrants as at December 31, 2022 by 112.

Measurement of the financial instruments issued as part of the investments in associates

Significant judgment is required in measurement of the fair value of the financial instruments related to the investments in equity-accounted associates during the current reporting period, which included contingent consideration (sellers and founders earn-outs), call and put options of GDEV Inc. and respective shareholders as per shareholders’ and share purchase agreements and conversion option for the loan issued to Castcrown Ltd.

Fair value of the mentioned financial instruments considers the likelihood of achievement by the associates of performance targets such as those in respect of Net bookings and EBITDA over certain agreed periods of time. In order to estimate achievement of such performance targets management utilized Monte-Carlo simulations over the agreed periods and projected various outcomes for each performance target based on the underlying management assumptions of the investees’ future business growth. Management determined the fair values of the financial instruments based on outputs provided by those Monte-Carlo simulations.

In order to determine the fair value of the financial instruments (see Note 3 and 16) management applied the following assumptions:

●	Target pay back of 365 days on marketing investments in customer acquisition (i.e. the period over which we expect to recover marketing expenses made) applied to the projected periods. This assumption is based on the historical effectiveness of marketing expenses for Hero Wars game and the adjustment applied by management related to uncertainty of the games being new.
●	Discount rate based on risk-free rate of 4.23%.
●	Valuation of investees based on multiples of Enterprise Value to Net bookings of 1.26 and Enterprise Value to Investor’s consolidated management EBITDA of 7.06 based on publicly traded peers from gaming industry.
●	Assumption of Standard deviation (Sigma parameter of GBM distribution) of marketing expenditure incurred in order to generate bookings over the projected period of time with bookings benchmarked against historic performance of the same genre games in the gaming industry and implying certain Failure rate for such games.

Due to the fact that stochastic generated marketing costs are mainly dependent from sigma parameter of GBM distribution, sigma was used in sensitivity tests to determine change in fair value of financial instruments with the change of marketing costs.

The analysis of sensitivity to the key parameters of financial model in MX Capital Ltd as at December 31, 2022:

●	While other parameters remain constant, an increase of target pay back on marketing investments by 30 days would decrease the fair value of sellers earn-outs by 160 and increased the fair value of put option by 36, the fair value of other financial instruments would remain unchanged.
●	While other parameters remain constant, a decrease of target pay back on marketing investments by 30 days would increase the fair value of sellers earn-outs by 290 and decreased the fair value of put option by 119, the fair value of other financial instruments would remain unchanged.
●	While other parameters remain constant, an increase of risk-free rate by 0.1 percentage points would decrease the fair value of sellers earn-outs and put option by 6 and 82 consequently, the fair value of other financial instruments would remain unchanged.
●	While other parameters remain constant, a decrease of risk-free rate by 0.1 percentage points would increase the fair value of sellers earn-outs and put option by 6 and 83 consequently, the fair value of other financial instruments would remain unchanged.
●	While other parameters remain constant, an increase of multiples by 10% would decrease the fair value of put option by 209, the fair value of call option would remain unchanged.
●	While other parameters remain constant, a decrease of multiples by 10% would increase the fair value of put option by 162 , the fair value of call option would remain unchanged.
●	While other parameters remain constant, an increase of sigma by 10% would increase the fair value of sellers earn-outs by 70 and decrease the fair value of put option by 66, the fair value of other financial instruments would remain unchanged.
●	While other parameters remain constant, an decrease of sigma by 10% would decrease the fair value of sellers earn-outs by 131 and increase the fair value of put option by 74, the fair value of other financial instruments would remain unchanged.

The analysis of sensitivity to the key parameters of financial model in Castcrown Ltd shows that there is no reasonably possible change in the key parameters that would materially change the fair value of the relevant financial instruments.

Measurement of the intangible assets recognized at acquisition

Management used the relief-from-royalty method under the income approach to measure the fair value of the intangible assets acquired as part of the acquisition of Lightmap Ltd relating to Lightmap’s game “Pixel Gun 3D”.

The relief-from-royalty method measures the fair value of intangible assets using assumptions about what would it cost for a market participant to use the acquired intangible asset if another entity owned it. This technique is appropriate only if the highest and best use of the asset is to use it actively in the market. As a result of owning the asset, a market participant is relieved from making royalty payments that might otherwise be required. This method includes assumptions about the stream of payments that would be required, usually in the form of royalties, to another party for the right to use the asset. The fair value of the intangible asset is measured as the discounted stream of payments from which the acquiring entity is relieved because it owns the asset.

Management believes that the ‘relief-from-royalty method’ is the most appropriate method for the valuation of the intangible assets, as it minimizes the unobservable inputs. The highest and best use of main game of Lightmap Ltd is to use it actively in the market and earn revenue from in-app purchases and advertising.

Accounting for the SPAC transaction

Accounting for the SPAC transaction is associated with a number of financial reporting considerations, which require significant management judgment.

Among other things, the determination of the accounting acquirer involves significant judgment and is important, as it has an impact on the accounting and financial statement presentation, which can differ significantly depending on which party is determined to be the accounting acquirer.

For a transaction in which the former shareholders of a non-listed operating entity (the target) become the majority shareholders of the combined entity by exchanging their shares for new shares of a listed non-trading company (the SPAC), it is appropriate to apply the IFRS 3 guidance for reverse acquisitions by analogy. The Transaction is effected partially by transferring cash and partially by exchanging shares. Neither a single shareholder of SPAC nor an organised group of shareholders has obtained unilateral control over the combined group. In addition, the transaction is not effected primarily by transferring cash. Therefore, determination of the acquirer should be made by applying paragraphs B14-B18 of IFRS 3.

Paragraph B15 (a) of IFRS 3 suggests that GDEV Inc. should be determined as the accounting acquirer as the former owners of Nexters Global Ltd, as a group, obtain the largest portion of the voting rights in the combined entity. In addition, paragraphs B15 (c) and (d) of IFRS 3 also indicate that GDEV Inc. should be determined as the accounting acquirer as the former owners of Nexters Global Ltd have the ability to elect, appoint or remove a majority of the members of the governing body of the combined entity and, as a result of the transaction, former management of Nexters Global Ltd dominates the management of the combined entity. Therefore, it is appropriate to identify GDEV Inc. as the accounting acquirer.

As the target is determined to be the accounting acquirer and the SPAC is not a business under IFRS 3, the transaction is not accounted for as a business combination and the financial statements of the combined entity represent the continuation of the pre-acquisition financial statements of the target. IFRS 3 has no clear guidance on how the transaction is accounted for when the accounting acquiree is not a business. It cannot be accounted for as an acquisition of the target by the SPAC under IFRS 3 as the SPAC has not been identified as the accounting acquirer, based on the guidance in the standard.

Instead, we determined that the Transaction would be most appropriately accounted for as a share-based payment transaction under under IFRS 2, whereby GDEV Inc. acquired the SPAC’s net assets together with its listing status in exchange for a deemed issue of its shares. Also, based on that Standard for equity-settled share-based payments, an entity measures the goods or services received, and the corresponding increase in equity, directly at the fair value of the goods or services received. If the entity cannot estimate reliably the fair value of the goods and services received, the entity measures the amounts, indirectly, by reference to the fair value of the equity instruments issued. For transactions with non-employees, IFRS 2 presumes that the fair value of the goods and services received is more readily determinable. This suggests that the increase in equity is based on the fair value of the cash and the fair value of the listing status.

However, as the fair value of the listing status cannot be reliably estimated, the increase in equity is measured by reference to the fair value of the shares that are deemed to have been issued.

As the listed non-trading entity is not a business, the transaction is not a business combination, but a share-based payment transaction which is accounted for in accordance with IFRS 2. Any difference in the fair value of the shares deemed to have been issued by the accounting acquirer and the fair value of the accounting acquiree’s identifiable net assets represents a service received by the accounting acquirer. Regardless of the level of monetary or non-monetary assets owned by the non-listed operating entity, the entire difference should be considered to be payment for the service of obtaining a stock exchange listing for its shares and no amount should be considered a cost of raising capital, i.e. the whole amount was expensed to profit or loss.

Other areas of estimation uncertainty and judgments

Other judgments and estimates reflected in the Group’s financial statements include, but are not limited to:

●	Recoverability of deferred tax assets.
●	ECL measurement.
●	Software development costs and recognition of internally built software.
●	Impairment of non-financial assets.

In the process of applying the Group’s accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

Recoverability of deferred tax assets

The utilization of deferred tax assets will depend on whether it is probable to generate sufficient taxable income against which the deductible temporary differences can be utilized. Various factors are used to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward, and tax planning strategies.

ECL measurement

The Group records an allowance for ECLs for all receivables and other debt financial assets not held at fair value through profit or loss (“FVPL”). The ECL allowance is based on the credit losses expected to arise over the life of the asset (the lifetime expected credit loss or LTECL) for Trade and other receivables. The LTECL is also used for other financial assets, unless there has been no significant increase in credit risk since origination, in which case, the allowance is based on the 12 months’ expected credit loss (12-month ECL). The 12-month ECL is the portion of LTECL that represent the ECLs that result from default events on a financial instrument that are expected within the 12 months after the reporting date. Both LTECL and 12-month ECL are calculated on either an individual basis or a collective basis, depending on the nature of the underlying portfolio of financial instruments.

ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive. The shortfall is then discounted at an approximation to the asset’s original effective interest rate. The mechanics of the ECL’s key elements’ calculations are outlined below:

●	PD: The Probability of Default is an estimate of the likelihood of default over a given time horizon. A default may only happen at a certain time over the assessed period, if the facility has not been previously derecognized and is still in the portfolio.
●	EAD: The Exposure at Default is an estimate of the exposure at a future default date, taking into account expected changes in the exposure after the reporting date, including repayments of principal and interest, whether scheduled by contract or otherwise, expected drawdowns on committed facilities, and accrued interest from missed payments.
●	LGD: The Loss Given Default is an estimate of the loss arising in the case where a default occurs at a given time. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, including from the realization of any collateral. It is usually expressed as a percentage of the EAD.

The Group has established a policy to perform an assessment, at the end of each reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by considering the change in the risk of default occurring over the remaining life of the financial instrument.

In all cases, the Group considers that there has been a significant increase in credit risk when contractual payments are more than 30 days past due. The Group considers a financial asset in default when contractual payment are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group.

Software development costs

Our development teams, which develop the online games, follow an agile development process, whereas the preliminary project stage remains ongoing until just prior to worldwide launch of the game, at which time final feature selection occurs. As such, the development costs in respect of online games are expensed as incurred in our consolidated statement of profit or loss and other comprehensive income. We did not capitalize any online games development costs during the years ended December 31, 2022, 2021 and 2020, except for the acquired in the business combination.

Development expenditures in respect of the software for the internal use are recognized as an intangible asset when the Group can demonstrate the technical and commercial feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during development. We did not capitalize any software development costs during the years ended December 31, 2022, 2021 and 2020.

Impairment of non-financial assets

Impairment exists when the carrying value of an asset or CGU exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs of disposing of the asset. The value in use calculation is based on a DCF model. The cash flows are derived from the forecasts for the next three to five years and do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the performance of the assets of the CGU being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill recognized by the Group. The key assumptions used to determine the recoverable amount for the different CGUs are disclosed and further explained in Note 15.

Change in estimates

Warrants

As stated above the Company accounts for the warrants in its financial statements as a liability in accordance with IAS 32 - Financial Instruments: Presentation and IFRS 9 - Financial Instruments.

While management continued to apply Monte-Carlo simulation for the purpose of estimating fair value of Private Warrants and Public Warrants as the trading of the Company’s shares was halted as at December 31, 2022, the following changes were made to the fair value estimation method as at December 31, 2022:

●	The discount for the lack of marketability (DLOM) was not applied.
●	Method of estimating the starting share price using last quoted Company´s share price could not be used and the Company used Implied multiples, calculated using the last quoted share price to estimate a discount/(premium) to median multiples of our peer group (30% for EV/Bookings and 2% for EV/EBITDA) and those discounts/(premiums) were applied to estimate our multiples as at the reporting date (Note 22).

We believe it is impracticable to assess the effects on the estimated fair values of the warrants of the change in the measurement approach as at December 31, 2022.